                    CYBERFAST SYSTEMS, INC. ANNUAL MEETING
                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                            CYBERFAST SYSTEMS, INC.
                            -----------------------
               (Name of Registrant as Specified in its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on the table below per Exchange Act Rules 14a-6 (i) (4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

May 11, 2001


To Our Shareholders:

     You are cordially invited to the Annual Meeting of Shareholders (the "Meeting") of Cyberfast Systems, Inc. (the "Company") to be held at Company's offices located at 777 Yamato Road, Suite 105, Boca Raton, Florida 33431, on Tuesday, June 12, 2001 at 10:00 a.m. local time.

     The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

     Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.


     WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                                 Sincerely,

                                 Edward Stackpole, Co-Chairman of the Board and Chief Executive Officer

                            CYBERFAST SYSTEMS, INC.
                          777 Yamato Road, Suite 105
                          Boca Raton, Florida  33431
                                (561) 995-6255

-------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 12, 2001

-------------------------------------------------------------------------------

May 11, 2001

To the Shareholders of  Cyberfast Systems, Inc.:

     The Annual Meeting of Shareholders (the "Meeting") of Cyberfast Systems, Inc., a Florida corporation (the "Company") will be held at the Company's offices located at 777 Yamato Road, Suite 105, Boca Raton, Florida 33431, on Tuesday, June 12, 2001, at 10:00 a.m. local time, for the purpose of considering and voting upon proposals to:

     1. Elect six directors to serve for one year or until their successors are elected and qualify.

     2. Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

     The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on Friday, May 4, 2001 as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

     EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                              BY ORDER OF THE BOARD OF DIRECTORS,

                              Edward Stackpole, Co-Chairman of the Board and Chief Executive Officer

                            Cyberfast Systems, Inc.
                          777 Yamato Road, Suite 105
                          Boca Raton, Florida  33431
                                (561) 995-6255

-------------------------------------------------------------------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 June 12, 2001

-------------------------------------------------------------------------------

May 11, 2001

To Our Shareholders:

     This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Cyberfast Systems, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's offices located at 777 Yamato Road, Suite 105, Boca Raton, Florida 33431 on Tuesday, June 12, 2001, at 10:00 a.m. local time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Shareholders (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about May 11, 2001.


                              GENERAL INFORMATION

Solicitation

     The enclosed proxy is being solicited by the Company's Board of Directors. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or telegraph by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required

     Holders of shares of Cyberfast Systems, Inc. Class A Common Stock, $0.01 par value per share and Class B Common Stock, $0.01 par value per share (collectively, the "Common Stock"), at the close of business on Friday, May 4, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 3,239,276 shares of Class A Common Stock and 4,477,600 shares of Class B Common Stock were outstanding. Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to ten votes per share.

     The presence, in person or by proxy, of holders of a majority of the total number of shares of Common Stock issued and outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.

     As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Florida corporation have the right to dissent under the Florida Business Corporation Act.

Voting and Revocability of Proxies

     Shares of Common Stock represented by all properly executed proxies received at the Company's transfer agent by June 11, 2001 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the slate of directors described herein. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

     The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company's corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.


                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table provides certain information (consisting of Class A and Class B Common Stock) as of May 4, 2001 concerning the beneficial ownership of the Company's voting stock held by each director and named executive officer; each person known by us to be the beneficial owner of at least five percent of the Company's voting stock; and all named executive officers and directors as a group. The information is provided on a combined basis for Class A and Class B Common Stock to reflect share ownership and voting power for the combined classes.

                                                                                                      Total of         Percent of
Name and                      Number of        Percent of        Number of        Percent of         Class A and      Voting Power
Address of                     Class A          Class A           Class B          Class B             Class B         (Combined
Beneficial Owner               Shares           Shares            Shares           Shares              Shares           Classes)
----------------           --------------     ----------        ---------        ----------        --------------    -------------
Edward J. and Itir         1,269,394/(1)/       29.59%          3,507,400          78.33%          4,776,794/(1)/      74.07%/(1)/
Itir Stackpole

N. Bruce Walko               257,358/(2)/        7.38%              -0-             -0-              257,358/(2)/       0.53%/(2)/

M. Dowell                    158,000/(3)/        4.73%              -0-             -0-              158,000/(3)/       0.33%/(3)/
Stackpole

Gerard Werner                101,471/(4)/        3.04%              -0-             -0-              101,471/(4)/       0.21%/(4)/

Bert Perez                   260,000/(5)/        7.45%              -0-             -0-              260,000/(5)/       0.54%/(5)/

William Wollrab              300,988/(6)/        8.56%              -0-             -0-              300,988/(6)/       0.62%/(6)/

Gianni Ciamaroni             112,500/(7)/        3.36%              -0-             -0-              112,500/(7)/       0.23%/(7)/

All officers and           2,459,711/(8)/       48.21%          3,507,400          78.33%          5,967,111/(8)/      75.27%/(8)/
directors as a
group (7 persons)

Oguz Stackpole               121,100             3.73%            965,200          21.56%          1,086,300           20.35%

The FATA Group             1,466,276            45.27%              -0-             -0-            1,466,276            3.05%
Sp.A./(9)/

---------------
(1) Includes options to acquire 525,000 shares held by Edward Stackpole of which 400,000 are exercisable at $3.50 per share until 12/31/09; of which 50,000 are exercisable at $3.50 per share until 11/23/04; of which 25,000 are exercisable at $3.00 per share until 5/31/05; and of which 50,000 are exercisable at $3.50 per share until 6/7/05. Also includes options to acquire 525,000 shares held by Itir Stackpole, of which 400,000 are exercisable at $3.50 per share until 12/31/09; of which 50,000 are exercisable at $3.50 per share until 11/23/04; of which 25,000 are exercisable at $3.00 per share until 5/31/05; and of which 50,000 are exercisable at $3.50 per share until 6/7/05.

(2) Includes options to acquire 250,000 shares, of which 150,000 are exercisable at $3.00 per share until 10/28/09; of which 50,000 are exercisable at $3.50 per share until 11/23/04; and of which 50,000 are exercisable at $3.50 per share until 6/7/05.

(3) Includes options to acquire 100,000 shares, of which 50,000 are exercisable at $3.50 per share until 11/23/09 and of which 50,000 are exercisable at $3.50 per share until 6/7/05. Also includes 8,000 shares held by M. Dowell Stackpole's wife and six children.

(4) Includes options to acquire 100,000 shares, of which 50,000 are exercisable at $3.50 per share until 11/23/09 and of which 50,000 are exercisable at $3.50 per share until 6/7/05.

(5) Includes options to acquire 250,000 shares, of which 125,000 are exercisable at $3.50 per shares until 5/31/09; of which 25,000 are exercisable at $3.50 per share until 9/30/04; of which 50,000 are exercisable at $3.50 per share until 11/23/04; and of which 50,000 are exercisable at $3.50 per share until 6/7/05.

(6) Includes options to acquire 275,000 shares; of which 50,000 are exercisable at $3.50 per share until 11/23/04; of which 125,000 are exercisable at $3.50 until 2004; of which 50,000 are exercisable at $3.50 per share until 6/7/05; and of which 50,000 are exercisable at $3.00 per share until 8/20/05.

(7) Includes a warrant to acquire 112,500 shares, exercisable at $3.00 per share which vests if the FATA put option expires unexercised. The Company is currently disputing whether FATA properly exercised this option by the November 30, 2000 deadline.

(8)  Includes footnotes 1 through 7.

(9) As discussed in its Schedule 13D, FATA is controlled by Gaetano Di Rosa, Ignazio Moncada, Andrea Lombardi, Marcello Agnoli, Angelo Airaghi, Giancarlo Battista, Giuseppe Bono, Alberto De Benedictis, Paolo Micheletta, Arcangiolo Lovari, Alessandro Bertolini, Loris Boggio, Enrico Borgogna, Sergio Camani, Piero Alberto Canuto, Stefano Carlin, Diego Cavalli, Vincenzo Chieppa, Davide Cucino, Silvio De Poli, Giorgio Donini, Lino Franco, Angelo Furinghetti, Marco Gallino, Piero-Carlo Gallo, Stefano Giovine, Giovanni Granella, Massimo Lessona, Flavio Mussano, Sergio Pagani, Giancarlo Prato, Marzio Raveggi, Calogero Rifici, Bruno Taraglio and Bartolomeo Tosco, all residents of Italy.



                                  MANAGEMENT

Directors and Executive Officers

     Executive officers of the Company are elected by the Board of Directors and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors, except as otherwise provided in the employment agreements with Edward
J. Stackpole, Itir Stackpole and Bert Perez.

     The following table sets forth names and ages of all executive officers and directors of the Company:


Name                          Age                  Position                         Director Since
----                          ---                  --------                         --------------
Edward J. Stackpole           56       Co-Chair of the Board of Directors,              11/98
                                       Chief Executive Officer

Itir Stackpole                45       Co-Chair of the Board of Directors,              11/98
                                       Vice President

N. Bruce Walko                60       President, Director                              11/99*

M. Dowell Stackpole           45       Director                                         11/98

Bert Perez                    36       Chief Technical Officer, Director                12/99

William Wollrab               43       Vice President, Business Development,            11/99**
                                       Director

Name                          Age                  Position                         Director Since
----                          ---                  --------                         --------------
Gerard Werner                 28       Secretary, Director                              11/99

Gianni Ciamaroni              56       Director                                         08/00

---------------
*  Mr. Walko resigned as President on April 12, 2001.

** Mr. Wollrab resigned in August 2000.


     Edward J. Stackpole founded the operations of the Company through its Budget-Calls Corporation ("BCC") and Cyberfast Network Systems Corporation ("CNSC") subsidiaries. Since August, 1995, Mr. Stackpole has served as president the BCC and CNSC subsidiaries, and since the Company's reorganization in November, 1998, has been Chief Executive Officer and Chairman of the Company's Board of Directors. For six years prior to that date, Mr. Stackpole was the general partner of EJS Associates, a privately held company that owned the distribution rights for AT&T equipment in Turkey, and distributed telecommunications product in Turkey. Edward and Itir Stackpole are husband and wife.

     Itir Stackpole co-founded the operations of the Company through the BCC and CNSC subsidiaries. Since August 1995, Mrs. Stackpole has served as vice president of the BCC and CNSC subsidiaries, and, since the Company's reorganization in November, 1998, has held the office of vice president and co-chairman of the Board of Directors. Mrs. Stackpole was also general partner of EJS Associates in Turkey from 1989 through August 1995.

     Mr. Bruce Walko was President of the Company from November 1999 through April 12, 2001. Mr. Walko has been a Director of the Company since November, 1999 as a consequence of acquisition of Global Telcom and Internet Ventures, Inc. ("Global") by the Company. Mr. Walko also serves as a Director of Appiant Technologies, formerly Nhancement Technologies, Inc., a NASDAQ small cap company located in Fremont, California that is a software applications and services company specializing in unified communications and information solutions. From June 1999 until November 1999 Mr. Walko served as President of Global Telcom until its acquisition by the Company. From April 1998 to May 1999 Mr. Walko was served as an individual consultant to LCC Corporation in Washington, D.C., SITEL Corporation in Omaha, Nebraska, and IES Corporation in Salt Lake City, Utah. From September 1997 to March 1998 he served as acting Vice President of Marketing for MTC Netsource, Petaluma, California. From September 1994 to August 1997 he served as Vice President and Regional General Manager of NextWave Cellular in San Diego, California. He has a B.S. degree in Computer Science from Purdue University and an MBA in Finance and Marketing from the University of Southern California.

     Mr. Bert Perez has been the Chief Technical Officer and a Directors since June 1999. Mr. Perez was employed by Sprint Communications, Inc. in south Florida from 1992 through 1999 as Data Support Manager and prior to that as an MIS manager for ABC television. In his prior positions, Mr. Perez was responsible for the design and implementation of network solutions and technical support.

     Mr. Bill Wollrab was a Director of the Company as a consequence of acquisition of Global by the Company and provided consulting services to locate potential partners in developing countries for the Company. He has been involved in business consulting since March, 1998. From 1986 to 1993 Mr. Wollrab was a commercial real estate broker with Marcus & Millichap, Denver, Colorado. Mr. Wollrab received his BA in German Literature in 1979 from Lake Forest College, Lake Forest, Illinois. Effective August 2, 2000, Mr. Wollrab resigned from the Company's Board of Directors to make a seat available for a nominee of FATA. As consideration for this resignation, the Company accelerated the vesting of certain options due to Mr. Wollrab during the forthcoming fiscal year ending December 31, 2001.

     Mr. Gerard Werner is a Director and Secretary of the Company as a consequence of acquisition of Global by the Company. Mr. Werner is a member of the District of Columbia Bar Association and received his A.B. in May 1994 from Georgetown University, J.D. in May 1997 from Georgetown University Law Center.

     Mr. M. Dowell Stackpole became a director in December, 1998. Mr. Stackpole has been employed as an analyst for an investment firm operated by Bass Brothers of Fort Worth, Texas since January 1994. Mr. Stackpole is the brother of Mr. Edward J. Stackpole, Cyberfast's Chief Executive Officer.

     Mr. Gianni Ciamaroni became a director of the Company as a result of the Company's Investment Agreement with The FATA Group, Sp.A., an Italian corporation ("FATA"), and is FATA's representative on the Board of Directors. Mr. Ciamaroni refuses to provide the Company with any additional information.

Meetings of the Board and Committees

     The Company's Board of Directors held seven meetings during the Company's fiscal year ended December 31, 2000. Such meetings consisted of consent Directors' minutes signed by all Directors and actual meetings at which all of the Directors were present in person or by telephone.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     During the fiscal year ended December 31, 2000, Edward J. Stackpole, Itir Stackpole, M. Dowell Stackpole, N. Bruce Walko, William Wollrab, Gerard Werner and Bert Perez all failed to timely file Forms 5 for the fiscal years ended December 31, 1999 and 2000. In addition, Gianni

Ciamaroni failed to timely file Form 3 upon his appointment as a director and failed to timely file a Form 5 for the fiscal year ended 2000.

Audit Committee Report

     This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

     Our Audit Committee is currently comprised of the Board of Directors, which has not yet adopted a written charter. The independent directors serving on the Board of Directors, as that term is defined pursuant to Rule 4200(a)(15) of NASD's listing standards, are Gerard Werner and Bert Perez.

     Management is responsible for our Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Board of Directors, serving as the Audit Committee has reviewed and discussed the Company's audited financial statements with management and the independent accountants. The Board of Directors discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Our independent accountants also provided to the Board of Directors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Board of Directors discussed with the independent accountants that firm's independence.

     Based upon these reviews and discussions, the Board of Directors authorized the audited financial statements to be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 and filed with the Securities and Exchange Commission.

     Audit Committee
          Edward J. Stackpole
          Itir Stackpole
          N. Bruce Walko
          M. Dowell Stackpole
          Bert Perez
          Gerard Werner
          Gianni Ciamaroni

                            EXECUTIVE COMPENSATION


Compensation and other Benefits of Executive Officers

     The following table sets out the compensation received for the fiscal years ended December 31, 1998, 1999 and 2000 in respect to each of the individuals who were the Company's chief executive officer at any time during the last fiscal year and the Company's four most highly compensated executive officers whose total salary and bonus exceeded $100,000 (the "Named Executive Officers").

                                                SUMMARY COMPENSATION TABLE

           FISCAL YEAR COMPENSATION                                              LONG TERM COMPENSATION

                                                                       Awards                              Payouts
                                                                     -----------                  -------------------------
                                                                                    Restricted
                                                                                     Shares
                                                         Other       Securities         or                     All other
                                                         Annual        under        Restricted     LTIP         Compen-
      Name and                    Salary     Bonus       Compen-     Option/Sars      Share       Payouts       sation
 Principal Position       Year     ($)        ($)        sation        Granted        Units         ($)           ($)
 ------------------       ----    -------    -----    -----------    -----------    ----------    -------    --------------
Edward J. Stackpole/      2000    300,000      0      28,800/(1)/      275,000           0           0            0
Co-Chair and CEO          1999    300,000      0      28,800/(1)/      250,000           0           0            0
                          1998    262,882      0       2,400/(1)/         0              0           0       1,370,459/(2)/

Itir Stackpole/           2000    250,000      0           0           275,000           0           0            0
Co-and Vice               1999    250,000      0           0           250,000           0           0            0
President                 1998    262,882      0           0              0              0           0       1,370,459/(2)/

Bert Perez                2000    100,000      0      14,400/(1)/      150,000           0           0            0
Chief Technical           1999     58,333      0       8,400/(1)/      100,000         10,000        0            0
Officer                   1998      N/A       N/A         N/A            N/A            N/A         N/A          N/A

Bruce Walko               2000    105,638      0           0           150,000             0           0          0
President(4)              1999      N/A       N/A         N/A            N/A             N/A          N/A        N/A
                          1998      NA        N/A         N/A            N/A             N/A          N/A        N/A

---------------

(1)  Represents car allowance.

(2) In 1998 CNSI was taxed under Subchapter S of the Internal Revenue Code. Edward and Itir Stackpole, as holders of 100% of the stock of CNSI, received distributions under Subchapter S of the Internal Revenue Code. One-half is imputed to each as other compensation.

(3)  Represents commissions.

(4)  Mr. Walko resigned as President on April 12, 2001.

Agreements with Management

     On May 1, 2000, the Company granted to each of Edward Stackpole and Itir Stackpole options to acquire 25,000 shares of common stock at a strike price of $3.00 per share, exercisable for five years in consideration for executing a personal guarantee of the Company's obligations in connection with the FATA Investment Agreement.

     On June 8, 2000, the Company granted to each of Edward Stackpole, Itir Stackpole, Bert Perez, William Wollrab, Bruce Walko, M. Dowell Stackpole and Gerard Werner options to acquire 50,000 shares of common stock for $3.50 per share, exercisable for five years, in consideration for serving on the Company's Board of Directors.

     On August 2, 2000, Mr. Ciamaroni was granted a warrant to acquire 112,500 shares of common stock for $3.00 per share, as a finder's fee in connection with the FATA transaction.

     Pursuant to the terms of a letter to the Company from Bruce Walko dated October 29, 1999, the Company agreed to pay Mr. Walko a monthly salary of $10,000 per month for six months, and $15,000 per month thereafter and agreed to pay Mr. Walko a bonus of up to 40% of base salary starting in 2000. The Company agreed to grant Mr. Walko options to acquire 50,000 shares on November 1, 1999 and 100,000 options per year for 2000, 2001 and 2002 with 25,000 shares vesting per quarter.

     On January 1, 1999, Mr. Edward J. Stackpole entered into a three-year employment agreement with the Company at an annual salary of $300,000 per year and a quarterly bonus equal to 5% of the Company's net pre-tax quarterly income. Mr. Stackpole was also granted 600,000 non-qualified stock options exercisable at $3.50 per share over a 10-year period that will vest in increments of 50,000 options quarterly, provided that Mr. Stackpole is still employed on the last day of each quarter.

     On January 1, 1999 Mrs. Itir Stackpole entered into a three-year employment agreement with the Company at an annual salary of $250,000 per year and a quarterly bonus equal to 5% of the Company's net pre-tax quarterly income. Mrs. Stackpole was also granted 600,000 non-qualified options at $3.50 per share over a 10-year period that vest in increments of 50,000 options quarterly, provided that Mrs. Stackpole is still employed on the last day of each quarter.

     Effective on June 1, 1999, Mr. Bert Perez entered into a three-year employment agreement with the Company at an annual salary of $100,000 per year. Mr. Perez also receives a quarterly bonus equal to 3.3% of the Company's net pre-tax quarterly income. He received a signing bonus of 10,000 shares of the Company's Class A Common Stock, of which 5,000 vested immediately and 5,000 shares vested on December 1, 1999. Mr. Perez was granted 300,000 non-qualified options exercisable at $3.50 per share over a 10-year period that vest in increments of 25,000 options quarterly, provided that Mr. Perez is still employed on the last day of each quarter.

     The Company granted Mr. M. Dowell Stackpole 58,000 shares of Class A Common Stock on January 1999 as compensation for joining the board of directors.


                           OPTION GRANTS TO OFFICERS

Fiscal Year End Option Values

     The following table sets out the stock options granted by the Company during the previous fiscal year to the Named Executive Officers of the Company.

                                                   OPTION/SAR GRANTS IN 2000
                                                       INDIVIDUAL GAINS

                             Number of             % of Total
                             Securities           Options/SARs
                             Underlying            Granted to
                            Options/SARs          Employees in        Exercise or Base       Market Price on
Name                         Granted (#)           Fiscal Year           Price ($/Sh)         Date of Grant      Expiration Date
----                        ------------          -------------       ----------------       ---------------     ---------------
Edward J. Stackpole            200,000                23.81%                $3.50                 $3.50             01/01/09
                                50,000                 5.95%                $3.50                 $3.00             06/07/05
                                25,000/(1)/            2.98%                $3.00                 $3.00             05/31/05

Itir Stackpole                 200,000                23.81%                $3.50                 $3.50             01/01/09
                                50,000                 5.95%                $3.50                 $3.00             06/07/05
                                25,000/(1)/            2.98%                $3.00                 $3.00             05/31/05

Bert Perez                     100,000                11.90%                $3.50                 $9.00             05/31/09
                                50,000                 5.95%                $3.50                 $3.00             06/07/05

N. Bruce Walko                 100,000                11.90%                $3.00                 $3.00             10/28/09
                                50,000                 5.95%                $3.50                 $3.00             06/07/05

---------------

(1) Granted in consideration for Ed & Itir Stackpole's personal guarantee of obligations of the Company made in connection with the FATA Investment Agreement.


Aggregated Option/SAR Exercised in Last Financial Year and Fiscal Year-End Option/SAR Values

     The following table sets out all Option/SAR exercised by the Named Executive Officers during the most recently completed fiscal year and the Option/SAR values for such persons as of the end of the most recently completed fiscal year.

                                                                          Number of Securities
                                                                               Underlying          Value of
                                                                               Unexercised        Unexercised
                                                                             Options/SARs at    Options/Sars at
                                                                                FY-End (#)        FY-End ($)

                                 Shares Acquired on                            Exercisable/      Exercisable/
Name                                Exercise (#)        Value Realized ($)     Unexercisable     Unexercisable
----                             ------------------     ------------------     -------------     -------------
Edward J. Stackpole                     -0-                    -0-                525,000             -0-

Itir Stackpole                          -0-                    -0-                525,000             -0-

Bert Perez                              -0-                    -0-                250,000             -0-

N. Bruce Walko                          -0-                    -0-                250,000             -0-

---------------

Compensation of Directors

     No salaries are paid to directors. However, each director receives options to acquire 50,000 shares of Class A Common Stock for each year of service as a director.

     No pension or retirement benefit plan has been instituted by the Company and none is proposed at this time and there is no arrangement for compensation with respect to termination of the directors in the event of change of control of the Company.

Benefit Plans

     The Company currently has no retirement, pension, profit-sharing or insurance or medical reimbursement plans covering its officers and directors.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Edward and Itir Stackpole are husband and wife. M. Dowell Stackpole and Edward Stackpole are brothers.

     As of December 31, 2000, the Company owed Edward and Itir Stackpole $0.962 million for accrued salaries. Since that date, the salaries have continued to accrue.

     The Company currently has outstanding loans to Mr. and Mrs. Stackpole totaling approximately $1,431,000, including accrued interest. In August 2000, the Company made a partial payment to the Stackpoles of $300,000 on the outstanding principal and interest. The outstanding debt is evidenced by a demand note which accrues interest at 9%, compounded quarterly. During 2000 and 1999, the Company incurred, but did not pay, interest expense of approximately $116,000 and $78,000, respectively, in connection with these loans.

     During 1999, the Company issued 58,000 shares of Class A common stock and options to purchase an additional 50,000 shares at $3.50 per share (the fair value of the underlying shares on the date of grant) to M. Dowell Stackpole who is related by birth to Ed Stackpole, a majority stockholder. The common shares and options were issued to M. Dowell Stackpole in connection with services provided during 1999 as a member of the Board of Directors. Subsequent to December 31, 1999, M. Dowell Stackpole received an additional 50,000 options to purchase common stock, again in connection with services to be rendered as a Board member.

     In August 2000, the Company issued to Gianni Ciamaroni a warrant to purchase 112,500 shares of Class A Common Stock at $3.00 per share as a finder's fee in connection with the FATA Investment Agreement. The warrant vests if the FATA put option expires unexercised. The Company is currently disputing whether FATA properly exercised this option by the November 30, 2000 deadline.

     In August 2000, the Company issued to JW Genesis a warrant to purchase 62,500 shares of Class A Common Stock at $3.00 per share as a finder's fee in connection with the FATA Investment Agreement. The warrant vests if the FATA put option expires unexercised. The Company is currently disputing whether FATA properly exercised this option by the November 30, 2000 deadline.


                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The Board of Directors is nominating six Directors for reelection. The Bylaws of the Company provide that the Board of Directors shall consist of up to nine directors. The Company's Bylaws provide that each director shall serve for a term of one year, or until his successor is elected and qualified. The terms of all the current Directors expire at the Meeting. At the Meeting, Directors will be elected to one year terms or until their successors are elected and qualify.

Nominees for Election of Directors

     The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the seven nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Edward Stackpole, Itir Stackpole, N. Bruce Walko, M. Dowell Stackpole, Bert Perez and Gerard Werner will each hold office for a term of one year, until their successors are duly elected or appointed or until their earlier death, resignation or removal.

     The Board of Directors recommends a vote "FOR" the election of Edward Stackpole, Itir Stackpole, N. Bruce Walko, M. Dowell Stackpole, Bert Perez and Gerard Werner to the Company's Board of Directors. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' slate of nominees. Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election. At this time, the Board knows of no reason why any nominee might be unavailable to serve.


                         ANNUAL REPORT TO SHAREHOLDERS

     Included with this Proxy Statement is the Company's 2000 Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.


                                 OTHER MATTERS

     Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.


                        INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of Rachlin, Cohen & Holtz LLP, our independent public accountants, are not expected to be present at the Meeting. Representatives of Rachlin, Cohen & Holtz LLP will, however, have the opportunity to make a statement to be read at the Meeting if they desire to do so and will be available to respond to appropriate questions submitted to them.

                             SHAREHOLDER PROPOSALS

     Any proposal which a shareholder may desire to present at the 2002 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company no later than January 13, 2002.


                              BY ORDER OF THE BOARD OF DIRECTORS,

                              Edward Stackpole, Chairman of the Board and Chief Executive Officer

-------------------------------------------------------------------------------

                                     PROXY

-------------------------------------------------------------------------------


                            CYBERFAST SYSTEMS, INC.
                          777 Yamato Road, Suite 105
                          Boca Raton, Florida  33431
                                (561) 995-6255

                ANNUAL MEETING OF SHAREHOLDERS - June 12, 2001

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Cyberfast Systems, Inc. hereby constitutes and appoints Edward Stackpole and Itir Stackpole, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of Common Stock and/or standing in the name of the undersigned at the Annual Meeting of Shareholders to be held at the Company's offices located at 777 Yamato Road, Suite 105, Boca Raton, Florida 33431 on Tuesday June 12, 2001, at 10:00 a.m. local time, and at any adjournment or adjournments thereof, upon the following:

     Proposal One: To elect the following six persons as directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified:

     Edward Stackpole       For /  /    Withhold Authority to vote /  /
     Itir Stackpole         For /  /    Withhold Authority to vote /  /
     N. Bruce Walko         For /  /    Withhold Authority to vote /  /
     M. Dowell Stackpole    For /  /    Withhold Authority to vote /  /
     Bert Perez             For /  /    Withhold Authority to vote /  /
     Gerard Werner          For /  /    Withhold Authority to vote /  /

     In their discretion, the Proxy is authorized to vote upon such other business as lawfully may come before the Meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSAL, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES LISTED ABOVE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

     Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the President or other authorized officer. All co-owners and each joint owner must sign.


Date:  _______________________

                                  _____________________________________________
                                  Signature(s)

                                  Address if different from that on envelope:

                                  _____________________________________________
                                  Street Address

                                  _____________________________________________
                                  City, State and Zip Code


Please check if you intend to be present at the meeting: ________